UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2020

TELIGENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

105 Lincoln Avenue

Buena, New Jersey 08310

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (856) 697-1441

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TLGT	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)       On July 15, 2020, Teligent, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the holders of 4,074,554 shares of the Company’s common stock were present in person or represented by proxy, which represents 75.64% of the total shares of outstanding common stock entitled to vote as of the record date of June 9, 2020.

(b)       The following actions were taken at the Annual Meeting:

(1)	The following six nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2021 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote

Carole S. Ben-Maimon	1,068,524	678,393	2,327,637
John Celentano	1,069,587	677,330	2,327,637
Bhaskar Chaudhuri	1,129,708	617,209	2,327,637
Steven Koehler	1,071,248	675,669	2,327,637
Thomas J. Sabatino	1,117,614	629,303	2,327,637
Timothy B. Sawyer	1,159,036	587,881	2,327,637

(2)	The amendment of the Company’s 2016 Equity Incentive Plan, as amended, to increase the number of shares available for issuance thereunder from 400,000 to 4,400,000 was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
1,003,015	379,195	364,130	2,327,637

(3)	The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
3,300,670	759,213	14,094	--

(4)	The compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
1,087,730	263,276	395,334	2,327,637

Item 8.01.	Other Events.

On July 20, 2020, Teligent, Inc. (the “Company”) announced the appointment of John Celentano, a current independent director of the Company, as Chairman of the Company’s Board, replacing James C. Gale who opted to not stand for reelection to the Company’s Board in order to devote more time to other business interests. Mr. Celentano has served as a Director of the Company since March 2015. The Company issued a press release announcing Mr. Celentano’s appointment, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

In addition, the Board made the following appointments to the membership of its three standing Committees:

Organization and Compensation Committee

Thomas Sabatino, Chairman

Bhaskar Chaudhuri

John Celentano

Audit Committee

Steven Koehler, Chairman

John Celentano

Carole Ben-Maimon

Nominating and Corporate Governance Committee

Bhaskar Chaudhuri, Chairman

Carole Ben-Maimon

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release date July 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: July 20, 2020	By:	/s/ Damian Finio
	Name:	Damian Finio
	Title:	Chief Financial Officer